SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 2, 2006

                         Commission file number 0-14061

                             STEEL TECHNOLOGIES INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

            Kentucky                                     61-0712014
            --------                                     ----------
  (State or other jurisdiction of                    (I.R.S. Employer
   incorporation or organization)                   Identification No.)

                 15415 Shelbyville Road, Louisville, KY   40245
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               (Address of principal executive offices) (Zip Code)

                                 (502) 245-2110
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities
         Act(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange
         Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act    (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act    (17 CFR 240.13e-4(c))

Explanation note: This 8-K/A is being filed for the purpose of including conformed signature.



Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Joseph P. Bellino notified the Company on May 2, 2006 that he would be resigning as Chief Financial Officer of the Company to pursue an opportunity as Executive Vice President with Kaiser Aluminum Corporation. The Company will begin a search for a replacement and, during this time, its existing management team will handle the responsibilities of the Chief Financial Officer.









SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEEL TECHNOLOGIES INC.
            (Registrant)




By   /s/ Brandford T. Ray
     ---------------------
     Bradford T. Ray
     Chief Executive Officer


Dated:  May 8, 2006